UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2011

IVEDA SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53285	98-0611159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Alma School Road, Suite 4450
Mesa, Arizona	85210
(Address of Principal Executive Offices)	(Zip Code)

(480) 307-8700
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On May 5, 2011, Iveda Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K under Item 2.01 (the “Initial Report”) to report the completion of its acquisition of Sole-Vision Technologies, Inc. (“Sole-Vision”)  on April 30, 2011.  In response to parts (a) and (b) of Item 9.01 of the Initial Report, the Company indicated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K.  This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The audited financial statements of Sole-Vision at and for the years ended December 31, 2009 and 2010, and the unaudited condensed financial statements of Sole-Vision at and for the four-months ended April 30, 2010 and 2011 are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of April 30, 2011, the unaudited pro forma condensed consolidated statement of operations for the four-months ended April 30, 2011, the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010, and the notes to such pro forma financial statements, all giving effect to the acquisition of Sole-Vision, are attached hereto as Exhibit 99.2.

(c) Exhibits

99.1	MegaSys. Financial Statements

Report of Albert Wong & Co, Independent Auditors
Balance Sheets as of December 31, 2010 and 2009
Statements of Operations for the Years Ended December 31, 2010 and 2009
Statements of Stockholders’ Retained Earnings for the Years Ended December 31, 2010 and 2009
Statements of Cash Flows for the Years Ended December 31, 2010 and 2009
Notes to Financial Statements
Unaudited Condensed Balance Sheets as of April 30, 2011 and 2010
Unaudited Condensed Statements of Operations for the Four Months Ended April 30, 2011 and 2010
Unaudited Condensed Statements of Cash Flows for the Four Months Ended April 30, 2011 and 2010
Notes to Unaudited Condensed Financial Statements

99.2	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 30, 2011
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Four Months Ended April 30, 2011
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

99.3	Consent of Albert Wong & Co, Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iveda Solutions, Inc.
(Registrant)

Date: July 15, 2011	By:	/s/ David Ly
David Ly
Chief Executive Officer and President